Supplement dated April 30, 2021
to the
Prospectus and Statement of Additional Information dated October 31, 2020, as supplemented

The purpose of this Supplement is to provide you notice of changes to the current Prospectus and Statement of Additional Information (“SAI”) for Penn Capital Defensive Floating Rate Income Fund, Penn Capital Defensive Short Duration High Income Fund, and Penn Capital Managed Alpha SMID Cap Equity Fund (collectively, the “Funds”), each a series of PENN Capital Funds Trust (the “Trust”). You may obtain copies of the Funds’ Prospectus and SAI free of charge, upon request, by calling toll-free 1-844-302-PENN or at www.penncapitalfunds.com.

Effective immediately, the Penn Capital Defensive Floating Rate Income Fund is renamed “Penn Capital Floating Rate Income Fund.” Any and all references to “Penn Capital Defensive Floating Rate Income Fund” in the Prospectus and SAI are changed accordingly.

Effective immediately, the Penn Capital Defensive Short Duration High Income Fund is renamed “Penn Capital Short Duration High Income Fund.” Any and all references to “Penn Capital Defensive Short Duration High Income Fund” in the Prospectus and SAI are changed accordingly.

Important Notice Regarding Change of Fund Name and Corresponding Investment Policy for Penn Capital Managed Alpha SMID Cap Equity Fund

The Board of Trustees of the Trust approved a change to the name and corresponding investment policy of Penn Capital Managed Alpha SMID Cap Equity Fund.

Accordingly, effective on June 29, 2021, the Prospectus and SAI will be revised to reflect the following:

1.Penn Capital Managed Alpha SMID Cap Equity Fund will be renamed “Penn Capital Mid Cap Core Fund.”

2.The following or similar information regarding the Fund’s new 80% investment policy will replace in its entirety similar information appearing in the first paragraph under the heading “Penn Capital Managed Alpha SMID Cap Equity Fund – Principal Investment Strategies” and the first paragraph under the heading “More Information About the Funds – Penn Capital Managed Alpha SMID Cap Equity Fund – Investment Objective and Principal Investment Strategies – Principal Investment Strategies” in the Prospectus:

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies. Shareholders will be given at least 60 days advance notice of any change to the 80% investment policy. Mid-capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase between (i) the lesser of $2 billion or the market capitalization of the smallest company included in the Russell Midcap® Index, and (ii) the greater of $20 billion or the market capitalization of the largest company included in the Russell Midcap® Index. As of March 31, 2021, the minimum and maximum market capitalizations included in the Russell Midcap® Index were approximately $1 billion and $58 billion, respectively. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

Please retain this supplement for future reference.